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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)         July 14, 2005
                                                     ---------------------------


                                 PROTALEX, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

       000-28385                                        91-2003490
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 (Commission File Number)                    (IRS Employer Identification No.)


  145 Union Square Drive, New Hope, PA                               18938
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(Address of Principal Executive Offices)                           (Zip Code)

                                  215-862-9720
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              (Registrant's Telephone Number, Including Area Code)


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         (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities
         Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                            SECTION 8 - OTHER EVENTS

ITEM 8.01 OTHER EVENTS.

     On July 14, 2005, the Securities and Exchange Commission declared Protalex, Inc.'s ("Protalex") Registration Statement on Form SB-2 (File No. 333-125866) effective.










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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              Protalex, Inc.
                                          --------------------------------
                                                (Registrant)


Date:  7/14/2005                              /s/ Marc L. Rose
     -----------------------------        --------------------------------
                                          By:     Marc L. Rose
                                          Title:  Vice President of Finance,
                                                  Chief Financial Officer
                                                  and Treasurer